Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act

File No. 333-141120

SKYBRIDGE

DIVIDEND VALUE FUND

Class A Shares (SKYAX)

Class C Shares (SKYCX)

Class I Shares (SKYIX)

of

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated January 19, 2017 to the Prospectus for the SkyBridge Dividend Value Fund (the “Fund”) dated September 1, 2016. Capitalized terms used here and not otherwise defined in the Supplement have the meanings given in the Prospectus.

On January 17, 2017, current owners of SkyBridge Capital II, LLC, the Adviser to the Fund, (“SkyBridge” or the “Adviser”) agreed to sell a majority ownership interest in SkyBridge to HNA Capital (U.S.) Holding (“HNA”) and RON Transatlantic EG (“RON Transatlantic”). RON Transatlantic is a current minority owner of SkyBridge.  SkyBridge founder, Anthony Scaramucci, will step down from his role as co-managing partner and will no longer be affiliated with SkyBridge. The transaction is not expected to result in any change in the investment personnel, investment objectives, policies or processes of the Fund.

The closing of the transaction will result in the automatic termination of the current investment advisory agreement between the Trust, on behalf of the Fund, and SkyBridge (“Current Agreement”). It is anticipated that the Board of Trustees of the Trust (the “Board”) will consider the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and SkyBridge (similar in terms to the Current Agreement) (“New Agreement”). If approved by the Board, the New Agreement will be presented to the Fund’s shareholders for approval.

The transaction is expected to close in the second quarter of 2017. There can be no assurance that the transaction will be consummated as contemplated.

In the event the transaction closes before the Fund’s shareholders vote, in order for the portfolio manager to provide uninterrupted services to the Fund, the Board will also be asked to approve an interim agreement between the Trust, on behalf of the Fund, and the Adviser (“Interim Agreement”). The Interim Agreement is identical to the Current Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, (ii) the Board or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice, and (iii) the compensation earned by the Adviser under the Interim Agreement will be held in an escrow account until shareholders approve the New Agreement, after which the amount in the escrow account plus any interest will be paid to the Adviser. If shareholders do not approve the New Agreement, the Adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE